Exhibit 99.07
LETTER OF ELECTION AND TRANSMITTAL
FOR
The Talbots, Inc.
Offer to Exchange
Each Outstanding Warrant to Acquire Shares of Common Stock of
BPW Acquisition Corp.
For
Shares of Common Stock of the
Talbots, Inc.
or
Warrants to Acquire Shares of Common Stock of The Talbots, Inc.
Exchange Offer Expiration: March 26, 2010, unless extended

THE EXCHANGE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF MARCH 26, 2010, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

Deliver to the Exchange Agent:

Computershare Inc.

By Registered or Certified Mail:	By Overnight Courier:
Computershare Inc. Voluntary Offer 250 Royall Street Suite V Canton, MA 02021	Computershare Inc. Voluntary Offer 250 Royall Street Suite V Canton, MA 02021

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF ELECTION AND TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF ELECTION AND TRANSMITTAL IS COMPLETED.

THE METHOD OF DELIVERY OF THIS LETTER OF ELECTION AND TRANSMITTAL, THE WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING WARRANTHOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTIONS 1, 2 AND 3 BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE WARRANTHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF ELECTION AND TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

The undersigned hereby acknowledges receipt of the prospectus dated March 1, 2010 (the “prospectus”) of The Talbots, Inc., a Delaware corporation (“Talbots”), and this letter of election and transmittal (this “letter of election and transmittal”), which together describe the offer of Talbots (the “exchange offer”) to exchange each properly tendered and accepted warrant to acquire shares of common stock of BPW Acquisition Corp., a Delaware corporation (“BPW” and each such warrant a “BPW warrant” and collectively the “BPW warrants”) for, at the election of the holder of such BPW warrant, either (i) shares of Talbots common stock or (ii) warrants to acquire shares of common stock of Talbots (each a “Talbots warrant” and collectively the “Talbots warrants”), in either case upon the terms and subject to the conditions described in the prospectus and this letter of election and transmittal. The CUSIP Number for the BPW warrants is 05563711.

Each BPW warrant may be exchanged, if it is properly tendered prior to the expiration date for either:

•	a number of shares of Talbots common stock (the “Talbots common stock exchange ratio”) equal to the greater of:

•	0.09853, which is the quotient (rounded to the nearest one hundred-thousandth) obtained by dividing $1.125 by the volume weighted average price of Talbots common stock on the NYSE for the 15 consecutive trading days immediately preceding the fifth trading day prior to the date of the special meeting of BPW stockholders to approve the merger (the “average Talbots price”) contemplated by the Agreement and Plan of Merger, dated as of December 8, 2009, by and among Talbots, Tailor Acquisition, Inc. and BPW, as amended by the First Amendment to Agreement and Plan of Merger, dated as of February 16, 2010 (the Agreement and Plan of Merger prior to giving effect to the amendment, or after giving effect to the amendment, as the context requires, the “merger agreement”), and

•	the quotient (rounded to the nearest one hundred-thousandth) obtained by dividing $1.125 by the average of the daily volume weighted average prices per share (calculated to the nearest one-hundredth of one cent) of shares of Talbots common stock on the New York Stock Exchange over the 5 consecutive trading days immediately preceding the date of completion of the merger. (the “Talbots closing average”), provided that if such quotient is greater than 0.13235, such quotient shall be deemed to be 0.13235, and if such quotient is less than 0.09000, then such quotient shall be deemed to be 0.09000; or

•	a number of Talbots Warrants based on an exchange ratio equal to the product obtained by multiplying 10 times the Talbots common stock exchange ratio,

subject in each case to the election procedures and to the proration procedures described in the prospectus and this letter of election and transmittal. The number of Talbots warrants to be paid to BPW warrantholders in the exchange offer is fixed, with 50% of BPW warrants (counting for these purposes BPW warrants held by the public warrantholders that do not elect to participate in the exchange offer) to be exchanged for shares of Talbots common stock and the remaining 50% to be exchanged for Talbots warrants. Therefore, elections will be subject to proration if holders of BPW warrants, in the aggregate, elect to receive more than the maximum amount of consideration to be paid in the form of Talbots common stock or Talbots warrants, as the case may be. Please see the section of the prospectus entitled “The Offer — Elections and Proration” for a detailed description of the proration procedure.

Instead of receiving any fractional shares of Talbots common stock or fractional Talbots warrants to which BPW warrantholders otherwise would be entitled, tendering BPW warrantholders will receive an amount in cash, without interest (“cash exchange consideration”), equal to such holder’s proportionate interest in the proceeds from the sale or sales in the open market by the exchange agent for the exchange offer, on behalf of all such holders, of the aggregate fractional shares of Talbots common stock and fractional Talbots warrants issued pursuant to the exchange offer. As soon as practicable following the completion of the exchange offer, the exchange agent will determine the excess of (i) the number of whole shares of Talbots common stock and the number of whole Talbots warrants issuable to the former BPW warrantholders pursuant to the exchange offer including fractional shares of common stock and fractional warrants, over (ii) the aggregate number of whole shares of Talbots common stock and whole Talbots warrants to be distributed to former BPW warrantholders pursuant to the exchange offer (we refer to such excesses as the “excess Talbots common stock” and “excess Talbots warrants,” respectively). The exchange agent will, as promptly as reasonably practicable, sell the excess Talbots common stock and excess Talbots warrants. As soon as practicable after the determination of the amount of cash to be paid to former BPW warrantholders in respect of any fractional shares of Talbots common stock and/or fractional Talbots warrants, the exchange agent will distribute such amounts to such former BPW warrantholders.

This letter of election and transmittal is to be used to accept and make an election with respect to the exchange offer if the applicable BPW warrants are to be tendered through physical delivery of certificated BPW warrants or by effecting a book-entry transfer into the exchange agent’s account at The Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”). Unless you intend to tender BPW warrants through ATOP you should complete, execute and deliver this letter of election and transmittal to indicate the action you desire to take with respect to the exchange offer.

Holders of BPW warrants tendering BPW warrants by book-entry transfer to the exchange agent’s account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this letter of election and transmittal. DTC participants accepting and making an election with respect to the exchange offer may transmit their acceptance and election to DTC, which will verify the acceptance and election and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an “agent’s message” to the exchange agent for its acceptance. Delivery of the agent’s message by DTC will satisfy the terms of the exchange offer as to execution and delivery of a letter of election and transmittal by the DTC participant identified in the agent’s message.

Subject to the terms and conditions of the exchange offer and applicable law, Talbots will deposit with the exchange agent (as more fully described in the prospectus):

•	Shares of Talbots common stock (in book-entry form);

•	Talbots warrants (in registered form); and

•	Cash representing the cash exchange consideration, if any.

Assuming the conditions to the exchange offer are satisfied or waived, and subject to the election procedures and to the proration procedures described in the prospectus and this letter of election and transmittal and applicable law, Talbots will issue shares of Talbots common stock in book-entry form and new Talbots warrants in registered form (as applicable) and pay cash exchange consideration (as applicable) promptly following the expiration date. The number of Talbots warrants to be issued to BPW warrantholders in the exchange offer is fixed, with 50% of BPW warrants (counting for these purposes BPW warrants held by the public warrantholders that do not elect to participate in the exchange offer) to be exchanged for shares of Talbots common stock and the remaining 50% to be exchanged for Talbots warrants. Therefore, elections will be subject to proration if holders of BPW warrants, in the aggregate, elect to receive more than the maximum amount of consideration to be paid in the form of Talbots common stock or Talbots warrants, as the case may be. If, in the aggregate, less than 50% of the BPW warrants (counting for these purposes BPW warrants held by the public warrantholders that do not elect to participate in the exchange offer) would otherwise receive shares of Talbots common stock in the exchange offer, then the number of shares of Talbots common stock to be paid in the exchange offer will be increased and the number of Talbots warrants to be paid in the exchange offer will be decreased for each exchanging BPW warrantholder until 50% of the BPW warrants held by public warrantholders (counting for these purposes BPW warrants held by public warrantholders that do not elect to participate in the exchange offer) would be exchanged for shares of Talbots common stock in the exchange offer. If, in the aggregate, less than 50% of the BPW warrants held by public warrantholders would otherwise receive Talbots warrants in the exchange offer, then the number of Talbots warrants to be paid in the exchange offer will be increased and the number of shares of Talbots common stock to be paid in the exchange offer will be decreased for each exchanging BPW warrantholder until 50% of the BPW warrants held by the public warrantholders would be exchanged for Talbots warrants in the exchange offer. Pursuant to the terms of the Warrant Agreement, dated as of February 26, 2008, between BPW and Mellon Investor Services LLC, governing the BPW warrants, in, and subject to the completion of, the merger, the BPW warrants of warrantholders that do not participate in the exchange offer will be converted into warrants to purchase the number of shares of Talbots common stock as such BPW warrantholder would have received in the merger had the BPW warrants been converted to shares of BPW common stock immediately prior to the completion of the merger.

The number of Talbots warrants issuable pursuant to the exchange offer to public BPW warrantholders is equal to the product obtained by multiplying 17,500,000 by the floating exchange ratio in the merger (which is equal to the quotient obtained by dividing $11.25 by the average Talbots price (or, if the Talbots common stock exchange ratio is calculated using the Talbots closing average, the Talbots closing average), subject to a maximum of 01.3235 and a minimum of 0.9000). If BPW warrantholders elect to receive more than the aggregate number of Talbots warrants available in the exchange offer, the total number of Talbots warrants issued in the exchange offer will be proportioned among the public BPW warrantholders who elect each form of consideration as follows:

•	Step 1: Allocate any no election BPW warrants: Any BPW warrants tendered but with respect to which no election was made will be deemed have elected to receive shares of Talbots common stock.

•	Step 2: Derive the prorated Talbots warrant elections: The number of BPW warrants with respect to which a valid election for Talbots warrants was made that will be converted into the right to receive Talbots warrants will be 17,500,000. The remaining BPW warrants with respect to which a valid election for Talbots warrants was made will be converted into the right to receive shares of Talbots common stock.

All such prorations will be applied on a pro rata basis, such that each BPW warrantholder who tenders BPW warrants subject to an election to receive Talbots warrants bears its proportionate share of the proration. The BPW warrants exchanged by Perella Weinberg Partners Acquisition LP (“PWPA”), BNYH BPW Holdings LLC (“BNYH”) and the independent directors on BPW’s board of directors (the “non-sponsor founders”) in the exchange offer will not be included in the proration calculations or procedures.

The maximum aggregate number shares of Talbots common stock issuable pursuant to the exchange offer to public BPW warrantholders is equal to the difference of (i) the product of 17,500,000 multiplied by one-tenth of the floating exchange ratio in the merger, minus (ii) the total number of public BPW warrants not participating in the offer, multiplied by one-tenth of the floating exchange ratio in the merger. If BPW warrantholders elect to receive more than the aggregate number of shares of Talbots common stock available in the exchange offer, the total number of shares of Talbots common stock issued in the exchange offer will be proportioned among the public BPW warrantholders who elect each form of consideration as follows:

•	Step 1: Allocate any no election BPW warrants: Any BPW warrants tendered but with respect to which no election was made will be deemed have elected to receive Talbots warrants.

•	Step 2: Derive the prorated Talbots common stock elections: The number of BPW warrants with respect to which a valid election for Talbots common stock was made that will be converted into the right to receive shares of Talbots common stock will be the maximum number of shares of Talbots common stock issuable in the exchange offer. The remaining BPW warrants with respect to which a valid election for Talbots common stock was made will be converted into the right to receive Talbots warrants.

All such prorations will be applied on a pro rata basis, such that each BPW warrantholder who tenders BPW warrants subject to an election to receive Talbots common stock bears its proportionate share of the proration. The BPW warrants exchanged by PWPA, BNYH and the non-sponsor founders in the exchange offer will not be included in the proration calculations or procedures.

Please see the sections of the prospectus entitled “The Offer — Elections and Proration” and “Risk Factors — BPW warrantholders may not receive all consideration in the form elected.”

As described above, BPW warrantholders who fail to indicate whether they would like to receive shares of Talbots common stock or Talbots warrants in the exchange offer will be allocated whatever form of consideration is remaining (or a proportionate share of each form of consideration if neither is oversubscribed), after taking into account the preferences of the tendering BPW warrantholders who made valid elections. If neither form of consideration is oversubscribed, BPW warrantholders who do not make an election will each receive the remaining shares of Talbots common stock and Talbots warrants on a pro rata basis such that after all BPW warrants for which no election is made are exchanged, 50% of BPW warrants (counting for these purposes BPW warrants held by the public warrantholders that do not elect to participate in the exchange offer) are exchanged for shares of Talbots common stock in the exchange offer and the remaining 50% are exchanged for Talbots warrants.

Talbots will be deemed to have accepted for exchange BPW warrants validly tendered and not properly withdrawn if and when it notifies the exchange agent of its acceptance of those BPW warrants pursuant to the exchange offer. The exchange agent will deliver any shares of Talbots common stock or Talbots warrants issuable in exchange for BPW warrants validly tendered and accepted pursuant to the exchange offer, and the cash exchange consideration, if any, as soon as practicable after receipt of such notice. The exchange agent will act as the agent for tendering BPW warrantholders for the purpose of receiving shares of Talbots common stock, Talbots warrants and the cash exchange consideration, if any, from Talbots and transmitting such stock, warrants and cash exchange consideration, if any, to the tendering BPW warrantholders. BPW warrantholders will not receive any interest on any cash that Talbots pays in the exchange offer, even if there is a delay in making the payment.

Talbots expressly reserves the right to extend the period of time during which the exchange offer remains open, at any time or from time to time, by giving notice of such extension to the exchange agent. Talbots is required under the merger agreement to use its reasonable best efforts to complete the exchange offer at or immediately prior to the closing of the merger, and it currently intends to exercise its right to extend the exchange offer period as necessary until all conditions of the exchange offer, and all conditions of the merger (other than those condition related to the completion of the exchange offer) have been satisfied or waived. During any such extension, all BPW warrants previously tendered and not withdrawn will remain subject to the exchange offer, subject to each tendering BPW warrantholder’s right to withdraw its BPW warrant. Subject to the provisions of the merger agreement, to the extent legally permissible, Talbots also reserves the right, at any time or from time to time:

•	to delay acceptance for exchange of any BPW warrant pursuant to the exchange offer, or to terminate the exchange offer and not accept or exchange any BPW warrants not previously accepted or exchanged, if any of the conditions of the exchange offer are not satisfied or waived prior to the expiration date or to the extent required by applicable laws;

•	to extend the exchange offer from time to time if less than 90% of the BPW warrants issued in BPW’s initial public offering (the “public BPW warrants”) have been validly tendered and not withdrawn at the otherwise scheduled expiration date;

•	to waive any condition, other than as described in the prospectus under the section entitled “The Offer — Conditions of the Offer”; and

•	to otherwise amend the exchange offer in any respect;

provided, however, that Talbots may not (i) change the amount of consideration payable in the exchange offer or change the form of consideration payable in the exchange offer or (ii) waive the minimum condition without the prior written consent of BPW.

In addition, Talbots may terminate the exchange offer and not exchange BPW warrants that were previously tendered even if Talbots has accepted, but not paid for, BPW warrants in the exchange offer, if at the expiration date the conditions of the exchange offer described in the prospectus under the section entitled “The Offer — Conditions of the Offer” are not met or waived.

Talbots will effect any extension, termination, amendment or delay by giving oral or written notice to the exchange agent and by making a public announcement as promptly as practicable thereafter. In the case of an extension, any such announcement will be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. Subject to applicable law (including Rules 14d-4(c) and 14d-6(d) under the Exchange Act, which require that any material change in the information published, sent or given to warrantholders in connection with the Offer be promptly disseminated to warrantholders in a manner reasonably designed to inform them of such change) and without limiting the manner in which Talbots may choose to make any public announcement, Talbots assumes no obligation to publish, advertise or otherwise communicate any such public announcement of this type other than by issuing a press release to Business Wire.

If Talbots materially changes the terms of the exchange offer or the information concerning the exchange offer, or if Talbots waives a material condition of the exchange offer, Talbots will extend the exchange offer to the extent legally required. If, prior to the expiration date, Talbots changes the percentage of BPW warrants being sought or the consideration offered, that change will apply to all holders whose BPW warrants are accepted for exchange pursuant to the exchange offer. If at the time notice of that change is first published, sent or given to BPW warrantholders, the exchange offer is scheduled to expire at any time earlier than the tenth business day from and including the date that such notice is first so published, sent or given, Talbots will extend the exchange offer until the expiration of that ten business day period. For purposes of the exchange offer, a “business day” means any day other than a Saturday, Sunday or federal holiday and consists of the time period from 12:01 a.m. through 12:00 midnight, New York City time.

The term “holder” with respect to the exchange offer means any person in whose name BPW warrants are registered on the books of BPW or who are listed as participants in a clearing agency’s security position listing. The undersigned has completed, executed and delivered this letter of election and transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their BPW warrants must complete this letter of election and transmittal in its entirety.

PLEASE READ THE ENTIRE LETTER OF ELECTION AND TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF ELECTION AND TRANSMITTAL.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF ELECTION AND TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF ELECTION AND TRANSMITTAL MAY BE DIRECTED TO MORROW & CO., LLC, BY TELEPHONE BY BANKS AND BROKERS AT (203) 658-9400, AND BY WARRANTHOLDERS AT (800) 662-5200.

To effect a valid tender of BPW warrants through the completion, execution and delivery of this letter of election and transmittal, the undersigned must complete the table entitled “Description of BPW Warrants Tendered” below and sign this letter of election and transmittal where indicated.

The Talbots warrants will be delivered only in registered form and the shares of Talbots common stock will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below, and the payment of any cash exchange consideration will be made by check to the undersigned (unless specified otherwise in the “Special Issuance Instructions” or “Special Delivery Instructions” below). Failure to provide the information necessary to effect delivery of shares of Talbots common stock or Talbots warrants will render a tender defective and Talbots will have the right, which it may waive, to reject such tender.

List below the BPW warrants to which this letter of election and transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of election and transmittal.

DESCRIPTION OF BPW WARRANTS TENDERED

Warrant Certificate(s) and
Warrant(s) Tendered
(Attach additional list if necessary)
		Total Number of	Number of
Name(s) and Address(es) of Registered Holder(s) Exactly	Certificate	Warrants Evidenced By	Warrants
As Name(s) Appear(s) On BPW Warrant Certificate(s)	Number(s)*	Warrant Certificate(s)	Tendered**

Total Warrants

*	The certificate number need not be provided by book-entry holders.

SCAN TO CA VOLUNTARY COY TLB

**	Unless otherwise indicated, it will be assumed that all BPW warrants evidenced by each BPW warrant certificate delivered to the exchange agent are being tendered hereby.

ELECTION OF EXCHANGE OFFER CONSIDERATION

☐	I HEREBY ELECT TO RECEIVE SHARES OF TALBOTS COMMON STOCK IN EXCHANGE FOR THE BPW WARRANTS INDICATED IN THE TABLE ABOVE ENTITLED “DESCRIPTION OF BPW WARRANTS TENDERED,” UPON THE TERMS AND SUBJECT TO THE CONDITIONS DESCRIBED IN THE PROSPECTUS AND THIS LETTER OF ELECTION AND TRANSMITTAL, INCLUDING THE PRORATION PROCEDURES DESCRIBED IN THE PROSPECTUS AND THIS LETTER OF ELECTION AND TRANSMITTAL.

☐	I HEREBY ELECT TO RECEIVE TALBOTS WARRANTS IN EXCHANGE FOR THE BPW WARRANTS INDICATED IN THE TABLE ABOVE ENTITLED “DESCRIPTION OF BPW WARRANTS TENDERED,” UPON THE TERMS AND SUBJECT TO THE CONDITIONS DESCRIBED IN THE PROSPECTUS AND THIS LETTER OF ELECTION AND TRANSMITTAL, INCLUDING THE PRORATION PROCEDURES DESCRIBED IN THE PROSPECTUS AND THIS LETTER OF ELECTION AND TRANSMITTAL.

☐	CHECK HERE IF TENDERED BPW WARRANTS ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED BPW WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting the BPW warrants to the exchange agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the exchange offer, including, if applicable, transmitting to the exchange agent an agent’s message in which the holder of the BPW warrants acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter of election and transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such BPW warrants all provisions of this letter of election and transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this letter of election and transmittal to the exchange agent.

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Talbots, upon the terms and subject to the conditions set forth in the prospectus and in this letter of election and transmittal (collectively, the “Terms and Conditions”), receipt of which is hereby acknowledged, the BPW warrants indicated in the table above entitled “Description of BPW Warrants Tendered.”

The undersigned understands that the tender and election made hereby will remain in full force and effect unless and until such tender is withdrawn and revoked in accordance with the procedures set forth in the prospectus and this letter of election and transmittal. The undersigned understands that the tender may not be withdrawn after the expiration of the exchange offer.

If the undersigned is not the registered holder of the BPW warrants indicated in the table above entitled “Description of BPW Warrants Tendered” or such holder’s legal representative or attorney-in-fact (or, in the case of BPW warrants held through DTC, the DTC participant for whose account such BPW warrants are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a consent in respect of such BPW warrants on behalf of the holder thereof, and such proxy is being delivered with this letter of election and transmittal.

The undersigned understands that, upon and subject to the Terms and Conditions, BPW warrants properly tendered and accepted and not validly withdrawn will be exchanged for Talbots warrants and/or shares of Talbots common stock. The undersigned understands that, under certain circumstances, Talbots may not be required to accept any of the BPW warrants tendered (including any such BPW warrants tendered after the expiration date). If any BPW warrants are not accepted for exchange for any reason or if BPW warrants are withdrawn, such unexchanged or withdrawn BPW warrants will be returned without expense to the tendering holder.

Subject to, and effective upon, acceptance for exchange of, and payment for, the BPW warrants tendered hereby upon and subject to the Terms and Conditions, the undersigned hereby:

(1) sells, assigns and transfers to or upon the order of Talbots all right title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, such BPW warrants;

(2) waives any and all rights with respect to such BPW warrants; and

(3) releases and discharges Talbots and BPW from any and all claims the undersigned may have now or in the future, arising out of or related to such BPW warrants (other than as expressly provided in the prospectus and in this letter of election and transmittal).

The undersigned understands that tenders of BPW warrants pursuant to any of the procedures described in the prospectus and in the instructions in this letter of election and transmittal, if and when accepted by Talbots, will constitute a binding agreement between the undersigned and Talbots upon the Terms and Conditions.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the BPW warrants tendered hereby (with full knowledge that the exchange agent also acts as the agent of Talbots) with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

(1)	transfer ownership of such BPW warrants on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of Talbots;

(2)	present such BPW warrants for transfer of ownership on the books of Talbots; and

(3)	receive all benefits and otherwise exercise all rights of beneficial ownership of such BPW warrants,

all in accordance with the terms of the exchange offer, as described in the prospectus.

All authority conferred or agreed to be conferred by this letter of election and transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby represents and warrants as follows:

(1)	The undersigned has full power and authority to tender and make an election with respect to the BPW warrants tendered, and the election made, hereby and to sell, assign and transfer all right, title and interest in and to such BPW warrants.

(2)	The BPW warrants being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such BPW warrants by Talbots, Talbots will acquire good, indefeasible and unencumbered title to such BPW warrants, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by Talbots.

(3)	The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Talbots to be necessary or desirable to complete the sale, assignment and transfer of the BPW warrants tendered hereby.

(4)	The undersigned acknowledges that none of Talbots, BPW, the information agent, the exchange agent or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to Talbots, BPW or the offer or sale of any Talbots common stock or Talbots warrants, other than the information included in the prospectus (as supplemented to the expiration date).

(5)	The undersigned has received and reviewed the prospectus.

(6)	The terms and conditions of the exchange offer shall be deemed to be incorporated in, and form a part of, this letter of election and transmittal, which shall be read and construed accordingly.

The undersigned understands that tenders of BPW warrants may be withdrawn only at any time prior to the expiration date. A notice of withdrawal will be effective only if delivered to the exchange agent in accordance with the specific procedures set forth in the prospectus.

Unless otherwise indicated under “Special Issuance Instructions”, please issue the check(s) for any cash exchange consideration in respect of any BPW warrants accepted for exchange in the name of the undersigned or the undersigned’s custodian as specified in the table entitled “Description of BPW Warrants Tendered”, and credit the DTC account specified therein for any book-entry transfers of BPW warrants not accepted for exchange. If the “Special Issuance Instructions” are completed, please issue the check(s) for any cash exchange consideration in respect of any BPW warrants accepted for exchange, and credit the DTC account specified for any book-entry transfers of BPW warrants not accepted for exchange, in the name of the person or account indicated under “Special Issuance Instructions”.

Unless otherwise indicated under “Special Delivery Instructions”, please mail the check(s) for any cash exchange consideration in respect of any BPW warrants accepted for exchange to the undersigned at the address shown below the undersigned’s signature(s). If the “Special Delivery Instructions” are completed, please issue the check(s) for any cash exchange consideration in respect of any BPW warrants accepted for exchange in the name of the person at the address indicated under “Special Delivery Instructions”.

If both the “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please mail the check(s) for any cash exchange consideration in respect of any BPW warrants accepted for exchange, and credit the DTC account for any book-entry transfers of BPW warrants not accepted for exchange, in the name(s) or account(s) of the person(s) and at the address indicated under “Special Issuance Instructions” and “Special Delivery Instructions”.

The undersigned recognizes that Talbots has no obligations under the “Special Issuance Instructions” or the “Special Delivery Instructions” provisions of this letter of election and transmittal to effect the transfer of any BPW warrants from the holder(s) thereof if Talbots does not accept for exchange any of the BPW warrants tendered pursuant to this letter of election and transmittal.

The acknowledgments, representations, warranties and agreements of a holder tendering BPW warrants will be deemed to be repeated and reconfirmed on and as of each of the expiration date and completion of the exchange offer.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS, INCLUDING
INSTRUCTIONS 2, 4 AND 5)

To be completed ONLY (i) if BPW warrants not accepted for exchange, (ii) Talbots warrants or shares of Talbots common stock and/or payment of any cash amounts are to be issued in the name of someone other than the undersigned. Issue Talbots warrants, Talbots common stock, BPW warrants and/or cash amounts to:

Name:
(PLEASE PRINT OR TYPE)

Address:
(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS, INCLUDING
INSTRUCTIONS 2, 4 AND 5)

To be completed ONLY if BPW warrants not accepted for exchange or Talbots warrants or shares of Talbots common stock and/or payment of any cash amounts are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown in “Description of BPW Warrants Tendered”.

Mail or deliver Talbots warrants, Talbots common stock, BPW warrants and/or cash amounts to:

Name:
(PLEASE PRINT OR TYPE)

Address:
(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT BPW WARRANTS ARE BEING PHYSICALLY
TENDERED HEREBY
(SEE INSTRUCTIONS AND COMPLETE ACCOMPANYING FORM W-9 OR APPROPRIATE FORM W-8)

By completing, executing and delivering this letter of election and transmittal, the undersigned hereby tenders the BPW warrants indicated in the table above entitled “Description of BPW Warrants Tendered”.

SIGNATURE(S) REQUIRED
Signature(s) of Registered Holder(s) of BPW Warrants

X

X

Dated:  , 2010

(The above lines must be signed by the registered holder(s) of BPW warrants as the name(s) appear(s) on the BPW warrants or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed power from the registered holder(s), a copy of which must be transmitted with this letter of election and transmittal. If BPW warrants to which this letter of election and transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of election and transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by Talbots, submit evidence satisfactory to Talbots of such person’s authority so to act. See Instruction 4 regarding the completion of this letter of election and transmittal, printed below.)

Name:
(PLEASE PRINT OR TYPE)

Capacity:

Address:
(INCLUDE ZIP CODE)

Area Code and Telephone Number:

SIGNATURE(S) GUARANTEED (IF REQUIRED)
See Instructions, including Instruction 4.

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution:

Authorized Signature

Title

Name of Firm

Address, Including Zip Code

Area Code and Telephone Number

Dated:  , 2010

NOTICE OF GUARANTEED DELIVERY
OF WARRANTS OF
BPW ACQUISITION CORP.
(SEE INSTRUCTIONS, INCLUDING INSTRUCTION 3)

This Notice of Guaranteed Delivery must be used to accept the exchange offer if:

•	BPW warrants are not immediately available or BPW warrantholders cannot deliver BPW warrants to the exchange agent prior to the expiration date; or

•	Time will not permit all required documents, including a properly completed and duly executed letter of election and transmittal (or a manually signed facsimile of the letter of election and transmittal) and any other required documents, to reach the exchange agent prior to the expiration date.

TO: COMPUTERSHARE INC.

BY MAIL OR OVERNIGHT DELIVERY:
COMPUTERSHARE INC.
Voluntary Offer
250 ROYALL STREET SUITE V
CANTON, MA 02021
ATTENTION: SCOTT TRAVIS

BY FACSIMILE TRANSMISSION:
COMPUTERSHARE INC.
(617) 360-6810

This Notice of Guaranteed Delivery, properly completed and duly executed, may be delivered by mail, or facsimile transmission to the exchange agent, as described in Instruction 3 in the letter of election and transmittal.

For this notice to be validly delivered, it must be received by the exchange agent at one of the above addresses before the expiration date. Delivery of this notice to another address will not constitute a valid delivery, and Talbots will have the right, which it may waive, to reject such delivery. Delivery to Talbots, the information agent or otherwise will not be forwarded to the exchange agent and will not constitute a valid delivery, and Talbots will have the right, which it may waive, to reject such delivery.

This form is not to be used to guarantee signatures. If a signature on the letter of election and transmittal is required to be guaranteed by an eligible institution under the instructions to the letter of election and transmittal, such signature guarantee must appear in the applicable space provided in the signature box on the letter of election and transmittal.

By signing this Notice of Guaranteed Delivery, you tender and make an election with respect to, and upon and subject to the terms and conditions described in the prospectus and this letter of election and transmittal, receipt of which you hereby acknowledge, the number of BPW warrants specified below pursuant to the guaranteed delivery procedure described in Instruction 3 in the letter of election and transmittal.

           BPW WARRANTS

☐	I HEREBY ELECT TO RECEIVE SHARES OF TALBOTS COMMON STOCK IN EXCHANGE FOR THE BPW WARRANTS INDICATED IN THE TABLE ABOVE ENTITLED “DESCRIPTION OF BPW WARRANTS TENDERED,” UPON THE TERMS AND SUBJECT TO THE CONDITIONS DESCRIBED IN THE PROSPECTUS AND THIS LETTER OF ELECTION AND TRANSMITTAL, INCLUDING THE PRORATION PROCEDURES DESCRIBED IN THE PROSPECTUS AND THIS LETTER OF ELECTION AND TRANSMITTAL.

☐	I HEREBY ELECT TO RECEIVE TALBOTS WARRANTS IN EXCHANGE FOR THE BPW WARRANTS INDICATED IN THE TABLE ABOVE ENTITLED “DESCRIPTION OF BPW WARRANTS TENDERED,” UPON THE TERMS AND SUBJECT TO THE CONDITIONS DESCRIBED IN THE PROSPECTUS AND THIS LETTER OF ELECTION AND TRANSMITTAL, INCLUDING THE PRORATION PROCEDURES DESCRIBED IN THE PROSPECTUS AND THIS LETTER OF ELECTION AND TRANSMITTAL.

SIGNATURES

Signatures:

Name(s) of Registered Holder(s) Exactly as Name(s) Appear(s) on BPW Warrant Certificate(s):
(please type or print)

Certificate No(s).:

Address(es):
(Include Zip Code)

Daytime Area Code and Telephone Number:

Date:

If BPW Warrants will be delivered by book-entry transfer, provide the Account Number.

Account Number:

GUARANTEE OF DELIVERY
(Not to be Used for Signature Guarantee)

The undersigned, a bank, broker dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, (each of the foregoing constituting an “Eligible Institution”), guarantees delivery to the exchange agent of the BPW warrants tendered, in proper form for transfer, or a confirmation that the BPW warrants tendered have been delivered pursuant to the procedure for book-entry transfer described in the prospectus and letter of election and transmittal into the exchange agent’s account at the book-entry transfer facility, in each case together with a properly completed and duly executed letter of election and transmittal (or a facsimile(s) thereof), or an Agent’s Message in the case of a book-entry transfer, and any other required documents, all within three NYSE Amex trading days after the date of receipt by the exchange agent of this Notice of Guaranteed Delivery.

The Eligible Institution that completes this form must communicate the guarantee to the exchange agent and must deliver the letter of election and transmittal and certificates for BPW warrants to the exchange agent within the time set forth above. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:

Authorized Signature:

Name:
(Please Print)

Title:

Address:

Areas Code(s) and Telephone Number(s):

Dated:  , 2010

NOTE:  DO NOT SEND BPW WARRANTS WITH THIS FORM. BPW WARRANTS SHOULD BE SENT WITH THE LETTER OF ELECTION AND TRANSMITTAL.

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Election and Transmittal. This letter of election and transmittal is to be completed by holders either if certificates are to be forwarded herewith or if tenders of BPW warrants are to be made by book-entry transfer to the exchange agent’s account at DTC and instructions are not being transmitted through ATOP.

Certificates for all physically tendered BPW warrants or a confirmation of a book-entry transfer into the exchange agent’s account at DTC of all BPW warrants delivered electronically, as well as a properly completed and duly executed letter of election and transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this letter of election and transmittal, must be received by the exchange agent at its address set forth herein before the expiration date, or the terms and conditions of the guaranteed delivery procedure described in the prospectus and this letter of election and transmittal must be met.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the exchange offer by causing DTC to transfer BPW warrants to the exchange agent in accordance with DTC’s ATOP procedures for such transfer prior to the expiration date. The exchange agent will make available its general participant account at DTC for the BPW warrants for purposes of the exchange offer.

Delivery of a letter of election and transmittal to DTC will not constitute valid delivery to the exchange agent. No letter of election and transmittal should be sent to Talbots, BPW, or DTC.

The method of delivery of this letter of election and transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

None of Talbots, BPW or the exchange agent is under any obligation to notify any tendering holder of Talbots’ acceptance of tendered BPW warrants prior to the expiration of the exchange offer.

2. Delivery of Shares of Talbots Common Stock and Talbots Warrants. Talbots warrants will be delivered in registered form and shares of Talbots common stock will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled “Description of the BPW warrants Tendered”. Failure to do so will render a tender of BPW warrants defective and Talbots will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Talbots warrants delivered pursuant to the exchange offer and to obtain the information necessary to complete the table entitled “Description of the BPW Warrants Tendered”. If the BPW warrants are registered in the name of a person other than the person who signs this letter of election and transmittal, or if unexchanged BPW warrants are to be issued to a person other than the registered holder(s), any physically delivered certificates must be properly endorsed or this letter of election and transmittal must be accompanied by appropriate and properly completed powers, with the signature(s) on the certificates or powers guaranteed by an eligible institution.

3. Guaranteed Delivery. BPW warrantholders desiring to tender BPW warrants pursuant to the exchange offer but whose certificates are not immediately available or cannot otherwise be delivered with all other required documents to the exchange agent prior to the expiration date may nevertheless tender BPW warrants, as long as all of the following conditions are satisfied:

•	the tender is by or through an eligible institution (see Instruction 4);

•	a properly completed and duly executed “Notice of Guaranteed Delivery” is received by the exchange agent prior to the expiration date; and

•	the certificates for all tendered BPW warrants, in proper form for transfer, together with this letter of election and transmittal (properly completed and duly executed) with any required signature guarantees and all other documents required by this letter of election and transmittal are received by the exchange agent within three New York Stock Exchange trading days after the date of execution of the “Notice of Guaranteed Delivery”.

A BPW warrantholder may deliver the “Notice of Guaranteed Delivery” by facsimile transmission or mail to the exchange agent. The notice must include a guarantee by an eligible institution in the form set forth in the notice.

In all cases, Talbots will exchange BPW warrants tendered and accepted for exchange pursuant to the exchange offer only after timely receipt by the exchange agent of certificates for BPW warrants, a properly completed and duly executed letter of election and transmittal and any other required documents.

4. Signatures on Letter of Election and Transmittal, Instruments of Transfer, Guarantee of Signatures. For purposes of this letter of election and transmittal, the term “registered holder” means an owner of record as well as any DTC participant that has BPW warrants credited to its DTC account. Except as otherwise provided below, all signatures on this letter of election and transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on this letter of election and transmittal must be guaranteed unless

•	the BPW warrants are tendered by a registered holder of BPW warrants and the holder(s) has not/have not completed either of the sections entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this letter of election and transmittal; or

•	the BPW warrants are tendered for the account of an eligible institution.

An eligible institution is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are defined in such Rule):

•	a bank,

•	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker,

•	a credit union,

•	a national securities exchange, registered securities association or clearing agency, or

•	a savings institution that is a participant in a Securities Transfer Association recognized program.

If any of the BPW warrants tendered are held by two or more registered holders, all of the registered holders must sign this letter of election and transmittal.

Talbots will not accept any alternative, conditional, irregular or contingent tenders. By executing this letter of election and transmittal (or a facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your BPW warrants for exchange.

If this letter of election and transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Talbots, evidence satisfactory to Talbots of their authority so to act must be submitted with this letter of election and transmittal.

Beneficial owners whose tendered BPW warrants are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such beneficial owners desire to tender such BPW warrants.

5. Special Issuance and Delivery Instructions. If Talbots warrants, shares of Talbots common stock or a check is to be issued with respect to any cash exchange consideration for the BPW warrants tendered hereby to a person or to an address other than as indicated in the table entitled “Description of the BPW Warrants Tendered”, the signer of this letter of election and transmittal should complete the “Special Issuance Instructions” and/or “Special Delivery Instructions” sections of this letter of election and transmittal. All BPW warrants tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above for which BPW warrants were delivered.

6. Transfer Taxes. Talbots will pay all transfer taxes, if any, applicable to the transfer and sale of BPW warrants to Talbots in the exchange offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

•	if shares of Talbots common stock or Talbots warrants are to be registered or issued in the name of any person other than the person signing this letter of election and transmittal, or

•	if tendered BPW warrants are registered in the name of any person other than the person signing this letter of election and transmittal.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this letter of election and transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the BPW warrants tendered by such holder.

7. U.S. Federal Backup Withholding and Withholding Tax, Tax Identification Number. Under U.S. federal income tax laws, the exchange agent (as payer) may be required to withhold a portion of any payments made to certain holders pursuant to the exchange offer. To avoid such backup withholding, a U.S. holder of BPW warrants (or other U.S. payee), whose BPW warrants are accepted for exchange is required to provide the exchange agent (as payer) with such holder’s correct taxpayer identification number (“TIN”) or otherwise establish a basis for an exemption from backup withholding. This information should be provided on Internal Revenue Service (“IRS”) Form W-9, enclosed with this letter of election and transmittal. In the case of a U.S. holder who is an individual, other than a resident alien, the TIN is his or her social security number. For U.S. holders other than individuals, the TIN is an employer identification number.

Exempt holders, including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements, but must establish that they are so exempt. Exempt U.S. persons should indicate their exempt status on IRS Form W-9. A foreign person, including entities, may qualify as an exempt recipient by submitting to the exchange agent a properly completed appropriate IRS Form W-8 signed under penalties of perjury and attesting to that holder’s foreign status. The appropriate IRS form W-8 may be obtained at the IRS website at www.irs.gov.

If a tendering holder does not provide the exchange agent with its correct TIN or an adequate basis for an exemption on a completed IRS Form W-9 or a completed appropriate IRS Form W-8, such holder may be subject to backup withholding on payments made in exchange for any BPW warrants and a penalty imposed by the IRS. If backup withholding applies, the exchange agent is required to withhold 28% of any reportable payments made to the holder or other payee. Such payments generally will be subject to information reporting, even if an exemption from the backup withholding is established. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the holder subject to backup withholding. If backup withholding results in an overpayment of taxes, the taxpayer may obtain a refund from the IRS, provided that the requisite information is properly provided to the IRS in a timely manner. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

Each of Talbots and BPW reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

8. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered BPW warrants will be determined by Talbots in its sole discretion, which determination will be final and binding. Talbots reserves the absolute right to reject any and all tenders of BPW warrants not in proper form or any BPW warrants the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. Talbots also reserves the absolute right to waive any defect or irregularity in tenders of BPW warrants, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions of the exchange offer (including this letter of election and transmittal and the instructions hereto) by Talbots shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of BPW warrants must be cured within such time as Talbots shall determine. None of Talbots, BPW, the exchange agent, the information agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of BPW warrants, nor shall any of them incur any liability for failure to give such notification.

Tenders of BPW warrants will not be deemed to have been validly made until such defects or irregularities have been cured or waived. Any BPW warrants received by the exchange agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the holders, unless otherwise provided in this letter of election and transmittal, as soon as practicable following the expiration date or the withdrawal or termination of the exchange offer.

BPW warrantholders who have any questions about the procedure for tendering BPW warrants in the exchange offer should contact the information agent at the address and telephone number indicated herein.

9. Mutilated, Lost, Stolen or Destroyed Certificates. Holders of BPW warrant certificates that have been mutilated, lost, stolen, or destroyed should contact BNY Mellon Shareowner Services by calling (201) 680-5135 for instructions as to obtaining a replacement BPW warrant certificate. That certificate will then be required to be submitted together with this letter of election and transmittal in order for such BPW warrants to be validly tendered pursuant to the offer. The holder may also be required to give BPW a bond as indemnity against any claim that may be made against it with respect to the certificates alleged to have been mutilated, lost, stolen, or destroyed. BPW warrantholders whose BPW warrant certificate has been lost, stolen, misplaced or destroyed should contact BNY Mellon Shareowner Services immediately in order to permit timely processing of this documentation. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date.

10. Waiver of Conditions. Talbots reserves the absolute right to waive any condition, other than as described in the prospectus under the section entitled “The Offer — Conditions of the Offer.”

11. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the prospectus under the section entitled “The Offer — Withdrawal Rights”. BPW warrantholders can withdraw tendered BPW warrants at any time until the expiration date and, if Talbots has not agreed to accept the BPW warrants for exchange on or prior to April 27, 2010, BPW warrantholders can thereafter withdraw their BPW warrants from tender at any time after such date until Talbots accepts BPW warrants for exchange. For the withdrawal of BPW warrants to be effective, the exchange agent must receive a written notice of withdrawal from the BPW warrantholder prior to the expiration date. The notice must include the warrantholder’s name, address, social security number, the certificate number(s) of the BPW warrant(s) to be withdrawn, the number of BPW warrants to be withdrawn and the name of the registered holder, if it is different from that of the person who tendered such BPW warrants, and any other information required pursuant to the exchange offer. Talbots will decide all questions as to the form and validity (including time of receipt) of any notice of withdrawal in its sole discretion, and its decision shall be final and binding. None of Talbots, BPW, the exchange agent, the information agent nor any other person is under any duty to give notification of any defects or irregularities in any tender or notice of withdrawal or will incur any liability for failure to give any such notification. Any BPW warrants properly withdrawn will be deemed not to have been validly tendered for purposes of the exchange offer. However, a BPW warrantholder may re-tender withdrawn BPW warrants by following the applicable procedures discussed in this letter of election and transmittal and the prospectus under the sections entitled “The Offer — Procedure for Tendering” or “The Offer — Guaranteed Delivery” at any time prior to the expiration date.

12. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the prospectus or this letter of election and transmittal may be directed to the information agent at the address and telephone number indicated herein.

In order to tender, a holder of BPW warrants should send or deliver a properly completed and signed letter of election and transmittal and any other required documents to the exchange agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.

The information agent for the exchange offer is:

MORROW & CO., LLC

470 West Avenue
Stamford, CT 06902

Banks and Brokers Call: (203) 658-9400
Warrantholders Please Call Toll-free: (800) 662-5200

The exchange agent for the exchange offer is:

COMPUTERSHARE INC.

By Mail:	By Overnight Courier:
Computershare Inc. Voluntary Offer 250 Royall Street Suite V Canton, MA 02021	Computershare Inc. Voluntary Offer 250 Royall Street Suite V Canton, MA 02021

Form W-9
(Rev. October 2007)		Give form to the
Department of the Treasury	Request for Taxpayer	requester. Do not
Internal Revenue Service	Identification Number and Certification	send to the IRS.
Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
 ☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation,
       P=partnership) >_ _ _ _ _
☐ Other (see instructions)		☐ Exempt payee

Address (number, street, and apt. or suite no.)		Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.
Social security number or Employer identification number

Part II Certification

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. citizen or other U.S. person (defined below).
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,
Cat. No. 10231X
Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1See Form 1099-MISC, Miscellaneous Income, and its instructions.
2However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification
Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]

	For this type of account:	Give name and EIN of:

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-I DTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.